                                                                     EXHIBIT 21


                   SUBSIDIARIES OF AMERICAN TOWER CORPORATION
                   ------------------------------------------


-----------------------------------------------------------------------------
                Subsidiary                    Jurisdiction of Incorporation
                                                      or Organization
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
American Towers, Inc.                        Delaware
-----------------------------------------------------------------------------
ATC Operating Inc.                           Delaware
-----------------------------------------------------------------------------
ATC LP Inc.                                  Delaware
-----------------------------------------------------------------------------
ATC GP Inc.                                  Delaware
-----------------------------------------------------------------------------
ATC Holding Inc.                             Delaware
-----------------------------------------------------------------------------
ATC Merger Corporation                       Delaware
-----------------------------------------------------------------------------
American Tower Rental Holding Corporation    Delaware
-----------------------------------------------------------------------------
American Tower Rental, Inc.                  Delaware
-----------------------------------------------------------------------------
National Telecommunication Advisors, LLC     Massachusetts
-----------------------------------------------------------------------------
ATC Tower Corp.                              Delaware
-----------------------------------------------------------------------------
US Sitelease, Inc.                           Kansas
-----------------------------------------------------------------------------
HHR, Inc.                                    Kansas
-----------------------------------------------------------------------------
Westark Towers, Incorporated                 Arkansas
-----------------------------------------------------------------------------
Gritz Tower Maintenance Company              Texas
-----------------------------------------------------------------------------
ATC-Prime I, LLC                             Delaware
-----------------------------------------------------------------------------
ATC-Prime II, LLC                            Delaware
-----------------------------------------------------------------------------
American Tower, L.P.                         Delaware
-----------------------------------------------------------------------------
ATS Needham, LLC*                            Delaware
-----------------------------------------------------------------------------
ATS/PCS, LLC**                               Delaware
-----------------------------------------------------------------------------

---------------------
*   ATC owns a 50.1% interest in this entity.
**  ATC owns a 80.0% interest in this entity.